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								 EXHIBIT 10.1


		      FIRST AMENDMENT TO WARRANT AGREEMENT
		      ------------------------------------


	This First Amendment to Warrant Agreement (the "Amendment") is made to be effective the 15th day of April, 2002 by and between Ohio Casualty Corporation, an Ohio corporation (the "Company"), and Great American Insurance Company, an Ohio corporation ("Great American").


				  RECITALS
				  --------

	1. The Company and Great American are parties to a Warrant Agreement dated as of December 1, 1998 (the "Warrant Agreement") pursuant to which the Company issued to Great American warrants to purchase up to an aggregate of 6,000,000 common shares of the Company, as adjusted for a two-for-one share split in July, 1999 (the "Warrants"). Capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Warrant Agreement.

	2. Great American has notified the Company of its intention to transfer Warrants to purchase 1,800,000 common shares of the Company subject to the Company not exercising its right to purchase such Warrants in accordance with Section 13.2 of the Warrant Agreement.

	3. The Company has agreed not to exercise its right to purchase the Warrants proposed to be transferred by Great American so long as Great American agrees to enter into this Amendment. Great American has agreed to enter into this Amendment in order to facilitate its proposed transfer of the 1,800,000 Warrants.

	NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree with each other as follows:

	1. The Warrant Agreement is hereby modified and amended, effective immediately, as set forth below:

	Subsection 13.2.5 of the Warrant Agreement is hereby deleted in its entirety.

	2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.


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	3.      The Warrant Agreement and each Warrant issued thereunder, as modified by this Amendment, contain the entire understanding of the parties with respect to the subject matter of the Warrant Agreement. Except as specifically amended by this Amendment, the Warrant Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

	4. The internal laws of the State of Ohio shall govern the interpretation, construction and enforcement of this Amendment.

	IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.


				OHIO CASUALTY CORPORATION


				By:  /s/ Dan R. Carmichael
				   --------------------------------

				Title: President and Chief Executive Officer
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				GREAT AMERICAN INSURANCE COMPANY


				By: /s/ Keith A. Jensen
				   --------------------------------

				Title:  Seniro Vice President
				       ----------------------------


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